EXHIBIT 10.1


                    WAIVER AND AMENDMENT TO CREDIT AGREEMENT


                  This Waiver and Amendment to Credit Agreement (the "Amendment") is dated as of December 4, 2001 among Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P. (collectively, the "Borrower"), the undersigned Lenders, Bank One, NA, having its principal office in Chicago, Illinois, as Administrative Agent for the Lenders (the "Agent"), and the other Loan Parties (as defined in the Existing Agreement defined below) signatory hereto.

W  I  T  N  E  S  S  E  T  H  :

                  WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Secured Revolving Credit Agreement dated as of October 26, 2000 (as amended prior to the date hereof the "Existing Agreement");

                  WHEREAS, the Borrower has requested that the Lenders and the Agent amend and waive certain financial covenants and other provisions in the Existing Agreement.

                  NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Existing Agreement.

     2. Waiver. As of the "Effective Date" (as hereinafter defined) of this Amendment, the Lenders hereby waive any violation of the following provisions of the Existing Agreement solely for the period commencing on October 1, 2001 through December 31, 2002;

         (i) subsections (a) and (b) of Section 9.3 pertaining to the ratio of Total Indebtedness to EBITDA;

         (ii) Section 9.7 pertaining to FF&E Expenditures; and

         (iii) subsections (b) and (c) of Section 9.8 pertaining to certain Fixed Charges and Interest Expense ratios.

This specific waiver is limited to the express circumstances described herein and shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Agent or any Lender pursuant to the Existing Agreement or (ii) a consent to any departure by the Borrower, the Guarantors, the Consolidated Group or any other Subsidiary from any other term or requirement under the Existing Agreement, or
(iii) from and after January 1, 2003, a waiver of any requirements set forth in any provision of the Existing Agreement including but not limited to subsections
(a) and (b) of Section 9.3, Section 9.7, and subsections (b) and (c) of Section 9.8.

       3.Interim Negative Covenants. In consideration for the above waiver, the Borrowers, the Guarantors and the Consolidated Group agree that for the period commencing on October 1, 2001 through December 31, 2002, the Borrower, the Guarantors and the Consolidated Group will not permit or suffer:

          (a) the ratio of Total Indebtedness to EBITDA to equal or exceed 5.50;

          (b) as of any day, the ratio of Adjusted EBITDA of the Consolidated Group for the most recent twelve (12) full calendar months to Interest Expense for such twelve month period to be less than or equal to 2.00 to 1;

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          (c) as of any day, the ratio of (A) the sum of (i) Adjusted EBITDA for the most recent twelve (12) full calendar months plus (ii) Ground Lease Expense for such period to (B) Fixed Charges for such period to be less than or equal to
1.45 to 1.;

          (d) any real estate to be purchased or acquired by a member of the Consolidated Group without the prior written consent of the Required Lenders;

          (e) a release of any Collateral Pool Assets from the applicable Mortgage and Assignment of Leases under Section 2.19(c) of the Existing Agreement without the prior written consent of the Eighty Five Percent Majority Lenders (defined in paragraph 7 below);

          (f) any Recourse Indebtedness to be incurred by any member of the Consolidated Group with respect to any Investment Affiliates;

          (g) the aggregate of (i) any investments by the Consolidated Group with respect to Investment Affiliates plus (ii) the aggregate Total Cost of all Properties Under Development, to exceed $15,000,000;

          (h) any amount to be paid by Borrower or Equity Inns for the repurchase of shares of common stock of Equity Inns;

          (i) during any fiscal quarter, the aggregate amount paid by Equity Inns for the repurchase of shares of preferred stock of Equity Inns during such quarter to exceed the amount resulting from the "Dividend Allotment" (defined in paragraph 7 below) minus any amounts attributable to dividend payments during such quarter;

          (j) the aggregate amount of dividends paid by Equity Inns (excluding Preferred Stock Expense), for the fiscal quarter ending on December 31, 2001, to exceed $0.01 per share of outstanding common stock of Equity Inns; or

          (k) for each fiscal quarter from and after January 1, 2002 through the fiscal quarter ending on December 31, 2002, the aggregate amount of dividends paid by Equity Inns (excluding Preferred Stock Expense), without duplication, for such fiscal quarter together with the dividends paid for the three immediately preceding fiscal quarters to exceed the "Applicable FCF Percentage" (defined in paragraph 7 below) of Free Cash Flow of the Consolidated Group for the most recent four fiscal quarters for which financial reports are available, as determined on a consistent basis with the prior financial statements of Equity Inns, as approved by the Administrative Agent. For any given fiscal quarter, if the ratio of Total Indebtedness to EBITDA for the immediately preceding fiscal quarter exceeds 5.25, then the aggregate amount of dividends paid by Equity Inns (excluding Preferred Stock Expense), shall not exceed $0.01 per share of outstanding common stock of Equity Inns. Notwithstanding the foregoing, so long as an Event of Default does not exist, Equity Inns may pay the minimum amount of dividends required to maintain its tax status as a real estate investment trust under the Code.

       4.Interim Affirmative Covenants. The Borrower also covenants and agrees that:

          (a) for each of March 2002, June 2002, September 2002 and December 2002, (i) the Board of Directors of the Borrower ("Board") shall hold a meeting on or after the 15th day of each such month, but prior to the end of such month and (ii) the Borrower shall provide actual financial performance results to the Administrative Agent in a form acceptable to the Administrative Agent, covering the same period for which financial information is provided to the Board contemporaneously with each such meeting; and

          (b) as of the last day of each fiscal quarter from October 1, 2001 through December 31, 2002, Borrower shall prepay the then outstanding Advances to the extent that the actual expenditures of the Consolidated Group for FF&E replacement and capital improvements (of the types approved by the Administrative Agent) at the Collateral Pool Assets during the immediately preceding four (4) consecutive full fiscal quarters are less than four percent (4%) of the gross room revenues from such Collateral Pool Assets for such four
(4) full fiscal quarters.

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     5.  Interim Pricing.  For the period commencing on October 1, 2001 through
December 31, 2002, the pricing grid set forth in Section 2.6 of the Existing Agreement shall be deleted and the following pricing grid substituted therefore:


Ratio of Total                       LIBOR            ABR           Applicable
Indebtedness                       Applicable      Applicable       Commitment
to EBITDA                            Margin          Margin       Fee Percentage
--------------                     ----------      ----------     --------------
Less than 2.5                          1.50%           0.50%          0.25%
2.5 or over, but less than 3.0         1.75%           0.75%          0.30%
3.0 or over, but less than 3.5         2.00%           1.00%          0.40%
3.5 or over, but less than 4.0         2.25%           1.25%          0.45%
4.0 or over, but less than 4.5         2.50%           1.50%          0.50%
4.5 or over, but less than 5.0         2.75%           1.75%          0.55%
5.0 or over, but less than 5.5         3.00%           2.00%          0.60%


On January 1, 2003, the pricing grid set forth above shall be deleted and the pricing grid set forth in Section 2.6 of the Existing Agreement shall be reinstated.

     6. Waterford Hotel Group, Inc. The parties also agree that Waterford Hotel Group, Inc. shall be added to the list of approved management companies named in subsection (iii) of the definition of Approved Management Agreement.

     7. Definitions. For the purposes hereof, the following terms shall have the meanings set forth herein:

          (a) "Applicable FCF Percentage" for any given fiscal quarter shall vary quarterly as set forth below in accordance with the ratio of Total Indebtedness to EBITDA as of the last day of the preceding fiscal quarter and shall change upon delivery of a compliance certificate to the Lenders under the terms and conditions and in the form attached to the Existing Agreement:


           Ratio of                          Applicable FCF
     Total Indebtedness to                   Percentage for
EBITDA for preceding fiscal quarter          Current Quarter
-----------------------------------          ---------------
Less than or equal to 4.5                         100%
Over 4.5, but less than or equal to 4.75           90%
Over 4.75, but less than or equal to 5.00          85%
Over 5.0, but less than or equal to 5.25           80%


          (b) The "Dividend Allotment" shall mean, with respect to any given fiscal quarter, the amount of dividends permitted to be paid during such fiscal quarter under paragraph 3(j) or (k) hereunder, as applicable.

          (c) "Eighty Five Percent Majority Lenders" shall mean, as of any date, those Lenders holding, in the aggregate, more than eight-five percent (85%) of the then-current Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders holding, in the aggregate, more than eight-five percent (85%) of the aggregate unpaid principal amount of the outstanding Advances.

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       8.Ratification of Guaranty. The Guarantors and the other Loan Parties acknowledge, agree and confirm that (i) the Borrower's obligations to the Lenders and the Agent under the Existing Agreement (as amended hereby) are and remain unconditionally guaranteed by the Guarantors and (ii) the obligations of each of the Loan Parties under the Loan Documents to which it is a party are unaffected by the terms and conditions of this Amendment.

       9.Representations and Warranties. In order to induce the Agent and the undersigned Lenders to enter into this Amendment, the Borrower represents and warrants that the representations and warranties set forth in Article VI and VII of the Existing Agreement are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Default or Event of Default on the date hereof. Except as specifically modified herein, the Existing Agreement and the Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed and the rights and obligations of the parties set forth therein remain unchanged.

       10. Effective Date. This Amendment shall become effective as of December 4, 2001 (the "Effective Date") provided that (i) Agent has received counterparts of this Amendment duly executed by the Borrower, Guarantors, the other Loan Parties signatory hereto and all of the Lenders, and (ii) Borrower has paid to each Lender a fee of 0.10% of such Lender's Commitment.

       11. Costs and Expenses. The Borrower agrees to pay all costs, fees, and out-of-pocket expenses (including attorneys' fees and time charges of attorney for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation and execution of this Amendment.

       12. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

       13. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



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                  IN WITNESS WHEREOF, the Borrower, Guarantors, Subsidiary
Guarantors and the undersigned Lenders and the Agent have executed this Amendment as of the date first above written.

BORROWER:                       EQUITY INNS PARTNERSHIP, L.P.

                                By:    EQUITY INNS TRUST, its General Partner


                                By:    /s/ Howard A. Silver
                                Title: President


                                EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P.

                                By: EQUITY INNS SERVICES, INC., its General Partner


                                By:    /s/ Howard A. Silver
                                Title: President


                                EQUITY INNS PARTNERSHIP II, L.P.

                                By:    EQUITY INNS TRUST, its General Partner


                                By:    /s/ Howard A. Silver
                                Title: President




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          [Signature Page to Waiver and Amendment to Credit Agreement]


GUARANTORS:                     EQUITY INNS, INC., a Tennessee corporation


                                By:    /s/ Howard A. Silver
                                Title: President


                                EQUITY INNS TRUST, a Maryland real estate investment trust


                                By:    /s/ Howard A. Silver
                                Title: President


                                EQUITY INNS SERVICES, INC., a Tennessee
                                corporation


                                By:    /s/ Howard A. Silver
                                Title: President







SUBSIDIARY GUARANTOR:           E.I.P. ORLANDO, L.P., a Tennessee limited
                                partnership

                                By:   E. Inns Orlando, Inc., its general partner


                                By:    /s/ Howard A. Silver
                                Title:  President

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          [Signature Page to Waiver and Amendment to Credit Agreement]


LENDERS:                        BANK ONE, NA, Individually and as Administrative
                                Agent

                                By:    /s/ Angela L. Kleiman
                                Title: Associate Director

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          [Signature Page to Waiver and Amendment to Credit Agreement]



                                CREDIT LYONNAIS NEW YORK BRANCH
                                Individually and as Syndication Agent and Co-Lead Arranger/Book Manager


                                By:    /s/ David Bowers
                                Title:  Vice President

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          [Signature Page to Waiver and Amendment to Credit Agreement]



                                BANK OF AMERICA, N.A.
                                Individually and as Documentation Agent


                                By:    /s/ Roger C. Davis
                                Title:  VicePresident

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          [Signature Page to Waiver and Amendment to Credit Agreement]

                                NATIONAL BANK OF COMMERCE


                                By:    /s/ Billy Frank
                                Title: First Vice President

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          [Signature Page to Waiver and Amendment to Credit Agreement]



                                AMSOUTH BANK


                                By:    /s/ Lawrence Clark
                                Title:  Vice President

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          [Signature Page to Waiver and Amendment to Credit Agreement]


                                UNION PLANTERS BANK, NATIONAL ASSOCIATION

                                By:    /s/ Craig Gardella
                                Title: Senior Vice President


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